Exhibit 99.1

Pacific State Bancorp                           1899 West March Lane
                                                Stockton, CA 95207
                                                209/870-3214 Telephone
                                                209/870-3255 Fax

Press Release
--------------------------------------------------------------------------------

                     For Immediate Release February 10, 2006

               Pacific State Bancorp Reports Record Annual Profits
                         For the Ninth Consecutive year
                            2005 Net Income up 35.2%

Stockton, California - February 10, 2006

Steven A. Rosso, President and CEO of Pacific State Bancorp, (NASDAQ/PSBC), the parent company of Pacific State Bank, announced record annual earnings for the 9th consecutive year. The Company also reported double digit growth in assets for the 4th consecutive year. PSBC has experienced a five year growth rate in earnings of 314%% representing an average annual growth rate of 36% over that period. Assets have also seen strong growth over the same period with a cumulative growth of 172% since 12/31/01. This represents an average annual growth rate during the period of 23%. This combined growth in assets and earnings has provided the foundation for PSBC's continued exceptional financial performance in 2005.

Pacific State Bancorp also announced record 4th quarter net income of $1,083,000 for the Stockton, California based financial institution. For the year ended December 31, 2005 net income was $4,286,000. PSBC reported Total Assets as of December 31, 2005 of $309,611,000. Rosso noted that the financial performance increases reflect continued annual and quarter over quarter improvement.

PSBC annual financial performance statistics compared to the prior year are as follows:

Balance Sheet:

     o Total Fed Funds, Interest Bearing deposits in banks and Investment Securities as of 12/31/05: $34,435,000, an increase of $10,853,000 or
          46.02%
     o    Net Loans as of 12/31/05: $241,556,000, an increase of $42,021,000 or
          21.06%
     o    Total Assets as of 12/31/05: $309,611,000, an increase of $55,250,000 or 21.72%
     o Non-Interest Deposits as of 12/31/05: $68,657,000, an increase of $16,677,000 or 32.08%
     o Total Deposits as of 12/31/05: $273,674,000, an increase of $49,313,000 or 22.04%
     o Total Shareholders Equity as of 12/31/05: $21,373,000, an increase of $4,543,000 or 26.99%

Income Statement

     o Total Interest Income for the year ended 12/31/05: $18,782,000, an increase of $5,273,000 or 39.03%
     o Total Interest Expense for the year ended 12/31/05: $5,216,000, an increase of $2,188,000 or 71.55%
     o Net Interest Income for the year ended 12/31/05: $13,536,000, an increase of $3,085,000 or 29.52%
     o Non-Interest Income for the year ended 12/31/05: $2,481,000, a decrease of $44,000 or (1.74%)
     o Total Non-Interest Expense for the year ended 12/31/05: $9,110,000, an increase of $1,681,000 or 22.63%
     o Net Income for the year ended 12/31/05: $4,286,000, an increase of $1,117,000 or 35.25%
     o    Return on Average Assets for the year ended 12/31/05: 1.52% up from
          1.37%
     o    Return on Equity for the year ended 12/31/05: 22.44% up from 21.65%
     o    Efficiency Ratio for the year ended 12/31/05: 56.88% improving from
          57.25%
     o Basic Earnings per share for the year ended 12/31/05: $1.23, an increase of $0.31 per share or 33.70%
     o Diluted Earnings per share for the year ended 12/31/05: $1.10, an increase of $0.26 per share or 30.95%

PSBC 4th quarter December 31, 2005 financial statistics compared to the same quarter in the prior year are as follows:

Income Statement:

     o Total Interest Income for the quarter ended 12/31/05: $5,208,000, an increase of $1,207,000 or 30.17 %
     o Total Interest Expense for the quarter ended 12/31/05: $1,602,000, an increase of $638,000 or 66.18%
     o Net Interest Income for the quarter ended 12/31/05: $3,605,000, an increase of $569,000 or 18.74%
     o Non-Interest Income for the quarter ended 12/31/05: $538,000, an increase of $2,000 or .3%
     o Total Non-Interest Expense for the quarter ended 12/31/05: $2,522,000, an increase of $412,000 or 19.53%. The primary reason for the increase in non-interest expense was the cost associated with a small salary expense increase as compared to the 4th quarter of 2004. One major reason for increases in non-interest expense was an accrual for litigation expense of $200,000.
     o Net Income for the quarter ended 12/31/05: $1,083,000, an increase of $242,000 or 28.78%
     o Return on Average Assets for the quarter ended 12/31/05: 1.52% up from 1.31% as of 12/31/04
     o Return on Equity for the quarter ending 12/31/05: 20.10% up from 20.21% as of 12/31/04
     o Efficiency Ratio for the quarter ending 12/31/05: 60.86% Marginally upward movement from 59.05% as of 12/31/04
     o Basic Earnings per share for the quarter ending 12/31/05: $0.31, an increase of $0.01 per share or 3.33%
     o Diluted Earnings per share for the quarter ending 12/31/05: $0.28, an increase of $0.14 per share or 100.00%



Attached are certain additional unaudited financial statements supporting the above financial information. Requests for further information is required inquires should be directed to Steven A. Rosso, President and C.E.O. of Pacific State Bancorp: telephone 209-870-3214, or mail all request for further information to P.O. Box 1649, Stockton, California 95201. Additional information can also be obtained by visiting the Company website -www.pacificstatebank.com.

                              PACIFIC STATE BANCORP
                      CONSOLIDATED CONDENSED BALANCE SHEET

                                   (unaudited)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
(in thousands, except share amounts)                                                December 31,    December 31,
----------------------------------------------------------------------------------------------------------------
Assets                                                                                  2005            2004
------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cash and due from banks                                                             $     14,453    $     12,108
----------------------------------------------------------------------------------------------------------------
Federal funds sold                                                                         4,667               0
----------------------------------------------------------------------------------------------------------------
Interest -bearing deposits in banks                                                            0           6,100
----------------------------------------------------------------------------------------------------------------
Investment securities - available for sale (carrying value of $29,925 in 2005             29,768          17,482
and $17,407 in 2004)
----------------------------------------------------------------------------------------------------------------
Loans, less allowance for loan losses of $2,357 in 2005 and $2,214 in 2004               241,556         199,535
----------------------------------------------------------------------------------------------------------------
Bank premises and equipment, net                                                           9,512           9,748
----------------------------------------------------------------------------------------------------------------
Company owned life insurance                                                               4,411           4,246
----------------------------------------------------------------------------------------------------------------
Accrued interest receivable and other assets                                               5,244           5,142
                                                                                    ------------    ------------
----------------------------------------------------------------------------------------------------------------
                                  Total assets                                      $    309,611    $    254,361
                                                                                    ============    ============
----------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity
------------------------------------

----------------------------------------------------------------------------------------------------------------
Deposits:
----------------------------------------------------------------------------------------------------------------
    Non-interest bearing                                                            $     68,657    $     51,980
----------------------------------------------------------------------------------------------------------------
    Interest bearing                                                                     204,417         171,781
----------------------------------------------------------------------------------------------------------------
              Total deposits                                                             273,074         223,761
----------------------------------------------------------------------------------------------------------------
Other borrowings                                                                           4,000           4,000
----------------------------------------------------------------------------------------------------------------
Subordinated debentures                                                                    8,764           8,764
----------------------------------------------------------------------------------------------------------------
Accrued interest payable and other liabilities                                             2,400           1,006
                                                                                    ------------    ------------
----------------------------------------------------------------------------------------------------------------
             Total liabilities                                                           288,238         237,531
----------------------------------------------------------------------------------------------------------------
Shareholders' equity:
    Preferred stock - no par value; 2,000,000 shares authorized;
   Common stock - no par value; 24,000,000 shares authorized;
      shares issued and outstanding 3,514,982 in 2005 and 3,448,042 in 2004                7,556           7,159
                                                                                    ----------------------------
Retained earnings                                                                         13,912           9,626
----------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive (loss) income, net of tax                                    (95)             45
----------------------------------------------------------------------------------------------------------------
                                 Total shareholders' equity                               21,373          16,830
----------------------------------------------------------------------------------------------------------------
                                  Total liabilities and shareholders' equity        $    309,611    $    254,361
                                                                                    ============    ============
----------------------------------------------------------------------------------------------------------------

                              PACIFIC STATE BANCORP
                     CONSOLIDATED CONDENSED INCOME STATEMENT
                                   (unaudited)

(Unaudited)                                                           December 31, 2005
                                                          Three months ended       Twelve months ended
                                                       -------------------------------------------------
(in thousands, except share amounts)                      2005         2004         2005         2004
                                                       ----------   ----------   ----------   ----------
--------------------------------------------------------------------------------------------------------
Interest income:
--------------------------------------------------------------------------------------------------------
    Interest and fees on loans                         $    4,849   $    3,752   $   17,565   $   12,846
--------------------------------------------------------------------------------------------------------
    Interest on federal funds sold                            145           51          354           93
--------------------------------------------------------------------------------------------------------
    Interest on investment securities                         214          198          863          570
                                                       ----------   ----------   ----------   ----------
--------------------------------------------------------------------------------------------------------
                   Total interest income                    5,208        4,001       18,782       13,509
--------------------------------------------------------------------------------------------------------
Interest expense:
--------------------------------------------------------------------------------------------------------
    Interest on deposits                                    1,405          816        4,610        2,564
--------------------------------------------------------------------------------------------------------
     Trust preferred securities                               155          115          527          366
--------------------------------------------------------------------------------------------------------
    Interest on borrowings                                     42           33          109          128
                                                       ----------   ----------   ----------   ----------
--------------------------------------------------------------------------------------------------------
                   Total interest expense                   1,602          964        5,246        3,058
                                                       ----------   ----------   ----------   ----------
--------------------------------------------------------------------------------------------------------
                   Net interest income                      3,606        3,037       13,536       10,451
--------------------------------------------------------------------------------------------------------
Provision for loan losses                                    -175          138           35          504
                                                       ----------   ----------   ----------   ----------
--------------------------------------------------------------------------------------------------------
                   Net interest income after
                   provision for loan losses                3,781        2,899       13,501        9,947
                                                       ----------   ----------   ----------   ----------
--------------------------------------------------------------------------------------------------------
Non-interest income:
--------------------------------------------------------------------------------------------------------
   Service charges                                            191          184          758        1,075
--------------------------------------------------------------------------------------------------------
   Other fee income                                           266          220          914        1,005
--------------------------------------------------------------------------------------------------------
   Gain from sale of loans                                     81          132          809          445
                                                       ----------   ----------   ----------   ----------
--------------------------------------------------------------------------------------------------------
                   Total non-interest income                  538          536        2,481        2,525
--------------------------------------------------------------------------------------------------------
Non-interest expenses:
--------------------------------------------------------------------------------------------------------
   Salaries and employee benefits                           1,179        1,234        4,742        3,814
--------------------------------------------------------------------------------------------------------
   Occupancy                                                  164          214          782          750
--------------------------------------------------------------------------------------------------------
   Furniture and equipment                                    228          114          664          468
--------------------------------------------------------------------------------------------------------
   Other                                                      951          548        2,922        2,397
                                                       ----------   ----------   ----------   ----------
--------------------------------------------------------------------------------------------------------
                   Total other expenses                     2,522        2,110        9,110        7,429
                                                       ----------   ----------   ----------   ----------
--------------------------------------------------------------------------------------------------------
                   Income before income taxes               1,797        1,325        6,872        5,043
--------------------------------------------------------------------------------------------------------
Income tax expense                                            714          484        2,586        1,874
                                                       ----------   ----------   ----------   ----------
--------------------------------------------------------------------------------------------------------
                   Net income                          $    1,083   $      841   $    4,286   $    3,169
                                                       ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------
Basic earnings per share                               $     0.31   $     0.24   $     1.23   $     0.92
                                                       ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------
Diluted earnings per share                             $     0.28   $     0.21   $     1.10   $     0.84
                                                       ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------
Weighted average common shares outstanding              3,470,800    3,447,507    3,460,208    3,432,023
--------------------------------------------------------------------------------------------------------
Weighted average common and common equivalent
shares outstanding
                                                        3,899,880    3,926,155    3,886,410    3,773,173
--------------------------------------------------------------------------------------------------------

                                 Yield Analysis
                        For Year Ended December 31, 2005

                                                        For the Twelve Months Ended              For the Twelve Months Ended
                                                              December 31, 2005                       December 31, 2004
                                                     ----------------------------------------------------------------------------
                                                                  Interest      Average                   Interest      Average
                                                      Average     Income or     Yield or      Average     Income or     Yield or
Assets:                                               Balance      Expense       Cost         Balance      Expense       Cost
                                                     ----------------------------------------------------------------------------
Interest-earning assets:
Loans                                                   215,907       17,565         8.14%      179,063       12,846         7.17%
Investment securities                                    19,694          712         3.62%       14,533          535         3.68%
Federal funds sold                                       11,169          354         3.17%        6,775           93         1.37%
Interest bearing deposits in banks                        3,299          151         4.58%        3,396           35         1.03%
        Total average earning assets                    250,069       18,782         7.51%      203,766       13,509         6.63%

Non-earning assets:
Cash and due from banks                                  14,474                                  11,814
Other assets                                             15,746                                  15,573
                                                     ----------                              ----------
        Total average assets                            280,289                                 231,153
                                                     ==========                              ==========


Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits

     Interest-bearing demand                            104,922        2,384         2.27%       64,859          945         1.46%
     Savings                                              6,307           36         0.57%        6,652           20         0.30%
     Time deposits                                       77,567        2,190         2.82%       84,360        1,599         1.90%
     Other borrowing                                     12,845          636         4.95%       12,968          494         3.81%

        Total average interest-bearing liabilities      201,641        5,246         2.60%      168,838        3,058         1.81%
                                                                               ==========                              ==========

Noninterest-bearing liabilities:
     Demand deposits                                     59,009                                  46,941
     Other liabilities                                      986                                     579
                                                      ---------                              ----------
        Total liabilities                               261,636                                 216,358
Shareholders' equity:                                    18,653                                  14,795
                                                      ---------                              ----------
Total average liabilities and shareholders' equity      280,289                                 231,153
                                                     ==========                              ==========

                                                                  ----------                              ----------
Net interest income                                                   13,536                                  10,451
                                                                  ==========                              ==========

Yield on interest-earning assets                                                     7.51%                                   6.63%
Cost of funding interest-earning assets                                              2.10%                                   1.50%
                                                                               ----------                              ----------
Net interest margin                                                                  5.41%                                   5.13%
                                                                               ==========                              ==========

SAFE HARBOR: Except for historical information contained herein, the statements contained in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Pacific State Bancorp's Securities and Exchange Commission filings, including its Annual Reports on Form 10-K and quarterly reports on Form 10-Q. Pacific State Bancorp disclaims any intent or obligation to update these forward-looking statements.